                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph E. Mullaney and Charles W. Cramb, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, shares of Common Stock, $1.00 par value (including the preferred stock purchase rights attached thereto) of The Gillette Company, a Delaware corporation (the "Company") to be sold by the holders thereof pursuant to the Registration Rights Agreement dated as of September 12, 1996 among the Company, D.I. Associates, L.P. and KKR Partners II, L.P. and any and all amendments (including, without limitation, post-effective amendments) or supplements to the Registration Statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, shall do or cause to be done by virtue hereof.

This instrument has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                         CAPACITY IN WHICH SIGNED                DATE
------------------------------------------     -------------------------------     ------------------

           /s/ ALFRED M. ZEIEN                 Chairman of the Board, Chief        January 14, 1998
------------------------------------------     Executive Officer and Director
             ALFRED M. ZEIEN
          /s/ MICHAEL C. HAWLEY                President, Chief Operating          January 14, 1998
------------------------------------------     Officer and Director
            MICHAEL C. HAWLEY

          /s/ JOSEPH E. MULLANEY               Vice Chairman of the Board of       January 14, 1998
------------------------------------------     Directors and Director
            JOSEPH E. MULLANEY

           /s/ CHARLES W. CRAMB                Senior Vice President --            January 14, 1998
------------------------------------------     Finance (Chief Financial
             CHARLES W. CRAMB                  Officer and Principal
                                               Accounting Officer)

          /s/ WARREN E. BUFFETT                           Director                 January 14, 1998
------------------------------------------
            WARREN E. BUFFETT

           /s/ WILBUR H. GANTZ                            Director                 January 13, 1998
------------------------------------------
             WILBUR H. GANTZ

          /s/ MICHAEL B. GIFFORD                          Director                 January 13, 1998
------------------------------------------
            MICHAEL B. GIFFORD

          /s/ CAROL R. GOLDBERG                           Director                 January 13, 1998
------------------------------------------
            CAROL R. GOLDBERG

          /s/ HERBERT H. JACOBI                           Director                 January 13, 1998
------------------------------------------
            HERBERT H. JACOBI

           /s/ HENRY R. KRAVIS                            Director                 January 14, 1998
------------------------------------------
             HENRY R. KRAVIS

         /s/ RICHARD R. PIVIROTTO                         Director                 January 14, 1998
------------------------------------------
           RICHARD R. PIVIROTTO

            /s/ JUAN M. STETA                             Director                 January 13, 1998
------------------------------------------
              JUAN M. STETA

       /s/ ALEXANDER B. TROWBRIDGE                        Director                 January 13, 1998
------------------------------------------
         ALEXANDER B. TROWBRIDGE